EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
EARNINGS PER SHARE [Abstract]
EARNINGS PER SHARE
16.	EARNINGS PER SHARE

Basic earnings per share and diluted earnings per share have been calculated as follows:

	2010	2011	2012
Numerator:
Net income/(loss) available to ordinary shareholders	359,499	351,531	(26,776)

Dilutive effect of issuance and buy-back of convertible bonds	(1,418)	(845)	—
Dilutive effect of issuance of convertible notes	—	(232,278)	—

Net income/(loss) for diluted earnings	358,081	118,408	(26,776)

Denominator:
Denominator for basic earnings per share – weighted average ordinary shares outstanding	80,846,617	84,221,665	90,804,777
Dilutive effect of share options	2,847,416	1,951,850	—
Dilutive effect of convertible bonds	1,053,069	671,670	—

Dilutive effect of convertible notes	—	7,454,208	—

Denominator for diluted earnings per share	84,747,102	94,299,393	90,804,777

Basic earnings per share	4.45	4.17	(0.29)

Diluted earnings per share	4.23	1.26	(0.29)

For the year ended December 31, 2010, outstanding stock options of 290,914 shares and 224,647 ordinary shares issuable upon the conversion of convertible notes were excluded in the computation of diluted earnings per share due to their anti-dilutive effect.

For the year ended December 31, 2011, outstanding stock options of 1,254,933 shares were excluded in the computation of diluted earnings per share due to their anti-dilutive effect.

For the year ended December 31, 2011, dilutive effect of issuance of convertible notes included gain on change in fair value of 198,547, foreign exchange gain on convertible notes of 57,337 and related interest expenses of 23,606.

For the year ended December 31, 2012, outstanding stock options of 1,382,531 shares and 7,454,208 ordinary shares issuable upon the conversion of convertible notes were excluded in the computation of diluted earnings per share due to their anti-dilutive effect.